UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): September 15, 2004

                            Aztec Oil & Gas, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                  000-32015                  87-0439834
----------------------------       ------------            ------------------
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)


        770 South Post Oak Lane, Suite 435, Houston, Texas       77056
       ---------------------------------------------------    -------------
            (Address of principal executive offices)           (zip code)

                  Issuers telephone number:  (713) 877-9800
                                              --------------

                        Aztec Communication Group, Inc.
                  3730 Kirby, Suite 1200, Houston, Texas  77098
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement

On September 15, 2004, the Registrant finalized a material agreement to purchase a 31.283% membership unit interest in Z2, LLC. (See Item 2.01 and Exhibit 10.5.)

The Registrant entered into a Term Credit Agreement on August 12, 2004 with Hong Kong League Central Credit Union, whereby the Registrant borrowed $1,950,000 (USD) which is payable in full on July 31, 2005. This loan is subject to a ten percent per annum interest rate. The Registrant paid $100,000 origination fee for this loan, the Registrant in turn loaned $1,850,000 to Z2, LLC which owns 100 percent of the working interest in the Big Foot Oil Field, in Texas. The loan to Z2, LLC is guaranteed and secured by 51% of the share ownership in Z2, LLC. This loan agreement was contingent in acquiring a 31.283% membership unit interest in Z2, LLC by the Registrant. (See Item 2.01 below and Exhibit 10.6.)

Prior to achieving the transaction(s) above, the Registrant entered into an Investment Advisory Agreement with SBI USA, LLC a California limited liability company and investment banker on July 8, 2004. Pursuant to the terms of the Investment Advisory Agreement, the Registrant engaged the services of SBI USA, LLC to provide services as an independent contractor to advise and consult with the Registrant in respect to: (i) developing a successful business plan, (ii) exploring strategic alliances, partnering opportunities and other cooperative ventures, (iii) evaluating possible acquisition and strategic partnering candidates, and marketing opportunities for the Company, (iv) the Company's business development activities, including major geographic and service expansion plans, (v) the Company's merger and acquisition strategies, including the evaluation of targets and the structuring of transactions; (vi) the Company's employee relations; and (vii) the Company's marketing strategy.
This is a one year agreement. As compensation for their services, the Registrant has agreed to pay 2,900,950 shares of the Company's common stock in the form of registered S-8 stock, adjusted by future subdivisions, combinations or mergers; 50,000 shares of Series A Preferred Stock of the Company; and allow the advisor to purchase for $100.00 cash, 1,500,000 Class A, Class B, Class C and Class D Warrants exercisable at varying out-of-the money prices, adjusted by future subdivisions, combinations or mergers. (See Exhibit 10.1.)

The Registrant subsequently entered into a Consulting Agreement with International Fluid Dynamics, Inc., a Texas corporation on July 22, 2004. Pursuant to the terms of the Consulting Agreement, the Registrant engaged the services of International Fluid Dynamics, Inc. as an independent contractor to advise and consult with it with respect to (i) developing successful business strategies, (ii) exploring strategic alliances, partnering opportunities and other cooperative ventures, (iii) evaluating possible acquisition and strategic partnering candidates and marketing opportunities for the Company, (iv) the Company's business development activities, including major geographic and service expansion plans, (v) the Company's acquisition strategies, including the evaluation of targets and the structuring of transactions; and (vi) the Company's product and services marketing strategy. The agreement was entered into on July 22, 2004 and ends on December 31, 2014. As compensation for such services, the Registrant agreed to provide the Consultant with cashless warrants, adjusted by future subdivisions, combinations or mergers, at out-of-the-money exercise prices as follows:

a) 1,500,000 warrants with exercise price of $.75 (seventy five cents) per share
b) 1,500,000 warrants per share with exercise price of $1.00 (one dollar) per share.
c) 1,500,000 warrants per share with exercise price of $1.25 (one dollar twenty five cents) per share.
d) 1,500,000 warrants per share with exercise price of $1.65 (one dollar sixty five cents) per share.

Further, the consultant is entitled to a monthly retainer. At Consultant's sole discretion Consultant may request on any individual month's payment that the payment be made to Consultant in Company's unrestricted S-8 common stock valued against the monthly cash consulting fee due. (See Exhibit 10.2.)


Item 2.01.  Completion of Acquisition or Disposition of Assets

The Registrant has agreed to purchase, effective September 15, 2004, a 31.283% membership unit interest in Z2, LLC, a Florida limited liability company, which 31.283% was presently owned by SBI Oil and Gas Resource Exploration, LLC, a Delaware limited liability company. Z2, LLC owns a 100% working interest in the Big Foot oil field in Texas. Under the terms of the Agreement, the Registrant will purchase a 31.283% membership unit interest in Z2, LLC through SBI Oil and Gas Resource Exploration, LLC. in return for the assumption and agreement to pay the unpaid balance of a partial units purchase price obligation in the amount of Two Hundred Sixty-Five Thousand Dollars ($265,000), owed by SBI Oil and Gas Resource Exploration, LLC to Business and Financial Consultants, LLC, a Florida limited liability company. Under the terms of the Agreement, Aztec further agrees to issue a Promissory Note, in the original principal amount of Two Hundred Fifty Thousand Dollars ($250,000) payable on or before the expiration of two years after date and convertible, at the option of the holder, into Two Hundred Fifty Thousand (250,000) shares of common stock of Aztec, plus to issue Four Hundred Thousand (400,000) shares of Aztec's restricted common stock. The restricted shares will not be registered under the Securities Act of 1933, as amended (the "Act") and will be issued in the reliance upon the exemption from registration provided by section 4(2) of the Act, on the basis that the issuance of these shares do not involve a public offering (See Exhibit 10.5).

Item 3.02.  Unregistered Sales of Equity Securities

See Item 8.01 below.

Item 3.03.  Material Modifications to Rights of Security Holders

On June 11, 2004, the Board of Directors approved Articles of Designation of Series A Preferred Stock. This represents a series of Preferred Stock designated as "Series A Preferred Stock," and the number of shares constituting such series shall be 100,000, par value $0.001. The shares of outstanding Series A Preferred Stock shall have the number of votes equal to seventy percent (70%) of votes of all outstanding shares of capital stock such that all the outstanding shares of Preferred Stock shall always constitute 70% of the voting rights of the Corporation, but the holders are not obliged or bound to vote together. Such Series A Preferred stock has no other extraordinary preferences.

The Company's Articles of Designation is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Definitive Information Statement on Schedule 14c, which was sent to the shareholders of the Registrant on June 25, 2004, the Registrant's Board of Directors amended Article I of the Company's Articles of Incorporation, filed effective August 26, 2004. The amended Articles include a corporate name change from Aztec Communications Group, Inc. to Aztec Oil & Gas, Inc.

The Company's Certificate of Amendment to the Articles of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01.  Other Events

On September 15, 2004, the Company moved its corporate offices from 3730 Kirby, Suite 1200, Houston, Texas 77098 to 770 South Post Oak Lane, Suite 435, Houston, Texas 77056.

On June 11, 2004, the Board of Directors of the Registrant approved the following resolutions:

   A.  Change of the corporate name from Aztec Communications Group, Inc.
       to Aztec Oil & Gas, Inc.  (See Exhibit 3.1)
   B.  Designated Series A Preferred Stock  (See Exhibit 3.2)
   C. Authorized the sale of 50,000 shares of Series A Preferred to Pragmatica Partners, LLC, a Delaware Limited Liability Company, for a $15,000 cash payment to Registrant's corporate law firm.
   D.  Investment Advisory Agreement with SBI USA, LLC for
       (a) 2,900,950 shares of S-8 to SBI USA, LLC (to be issued to its principle).
       (b)  Issue of Series A Preferred
       (c) Issue, for $100 cash, of Warrants (1,500,000, Series A, B, C, & D) each for exercisable at varying out-of-the-money prices (See
            Exhibit 10.1)
   E.  Authorization of future Employment Agreement with James McCabe
   F.  Authorization of future Employment Agreement with Richard Bednor
   G. Authorization of the acquisition of an interest in Z2, LLC. a Florida Limited Liability Company (See Exhibit 10.5).
   H.  Consulting Agreement with International Fluid Dynamics, Inc.
       (a) Issue, for $100 cash, of Warrants (1,500,000, Series A, B, C, & D) each exercisable at varying out-of-the-money prices. (See Exhibit 10.2)
   I.  Amend 2004 Employee Stock Award Plan  (See Exhibit 10.3)
   J.  Appointment of a Warrant Agent  (See Exhibit 10.4)

On August 13, 2004, the Board of Directors of the Registrant approved the following resolutions:

   A.  A three-for-one forward common stock split.
   B. The number of Pre Increase Shares of the Corporation issuable upon the conversion of any outstanding securities, exercise of any warrant or option, or other right to receive shares of the Corporation be increased in the same manner as the increase in the number of Pre Increase Shares.


Item 9.01. Financial Statement and Exhibits.

(c)  Exhibits

   3.1  Certificate of Amendment to the Articles of Incorporation
   3.2  Articles of Designation
  10.1  Investment Advisory Agreement dated as of July 8, 2004 with SBI
        USA, LLC.
  10.2 Consulting Agreement, dated as of July 22, 2004 with International Fluid Dynamics, Inc.
  10.3  Amended 2004 Employee Stock Award Plan
  10.4  Warrant Agreement dated as of August 6, 2004, between the Company and Cottonwood Stock Transfer Corporation, as warrant agent
  10.5  Agreement for Sale of LLC Membership Units, dated as of September 15,
        2004
  10.6 Term Credit Agreement dated as of August 12, 2004, with Hong Kong League Central Credit Union



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   September 17, 2004       Aztec Oil & Gas, Inc.
                                  (f/n/a Aztec Communications Group, Inc.)

                                  By: /s/ L. Mychal Jefferson, II
                                  -------------------------------
                                  Name:   L. Mychal Jefferson, II
                                  Title:  President and
                                          Chief Executive Officer


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                           EXHIBIT INDEX




   Exhibit No.      Description
   -----------      -----------

   3.1  Certificate of Amendment to the Articles of Incorporation
   3.2  Articles of Designation
  10.1  Investment Advisory Agreement dated as of July 8, 2004 with SBI
        USA, LLC.
  10.2 Consulting Agreement, dated as of July 22, 2004 with International Fluid Dynamics, Inc.
  10.3  Amended 2004 Employee Stock Award Plan
  10.4  Warrant Agreement dated as of August 6, 2004, between the Company and Cottonwood Stock Transfer Corporation, as warrant agent
  10.5  Agreement for Sale of LLC Membership Units, dated as of September 15,
        2004
  10.6 Term Credit Agreement dated as of August 12, 2004, with Hong Kong League Central Credit Union


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